

WEIKANG BIO-TECHNOLOGY GROUP CO., INC.

Rodman & Renshaw Annual China Investment Conference

March 2011



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OTCBB: WKBT www.weikangbio.com

Safe Harbor Statement

Our discussion may contain predictions, estimates or other information that might be considered "forward-looking" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our current judgment on what the future holds, they are subject to risks and uncertainties that could cause the Company's actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. You should also review our most recent Form 10-K and Form 10-Q for a more complete discussion of these factors and other risks, particularly under the heading "Risk Factors."

Company Overview

Weikang Bio-Technology Group is a leading developer, manufacturer and marketer of:

- **Traditional Chinese Medicine (TCM)**
- **Western prescription and OTC pharmaceuticals**
- **Other health and nutritional products**

Two subsidiaries:

Heilongjiang WeiKang

- Chinese herbal-based health and nutritional supplements and therapeutics
- Founded in 2005
- 210 employees



Guizhou TianFang

- Chinese herbal extract products and GMP certified Western drugs
- Founded in 1998, and acquired in 2008
- 300 employees



Financial Snapshot

- OTCBB: WKBT
- Recent price - $2.41 *(3/8/11)*
- Shares outstanding - 28.1 M
- Market capitalization - $67.7 M
- FY10 revenue* - $77.8 million
- FY10 net income* - $31.2 million
- FY10 EPS* - $0.63
- Insider ownership - 83.5%


Revenue (mil)
146% CAGR
12.9
47.5
77.8
2008
2009
2010*


Net Income (mil)
107% CAGR
7.3
15.6
31.2
2008
2009
2010*

* Preliminary 2010 results announced on Jan. 18, 2011

Investment Highlights

- Rapid revenue and net income growth
- Expanding portfolio of high-margin, original SFDA-approved products
- Strong R&D capability and investment ensure a strong pipeline - targeting 4 or more new products a year
- Acquisition strategy enhances growth opportunity
- Managed by pharmaceutical industry experts
- Attractive valuation at 3.8x



Attractive Industry Dynamics

- China's pharmaceutical market is currently the 5th largest in the world
  - Expected to grow to the 2nd largest by 2020 and the largest by 2050
  - Medical expenditure ranks the 3rd after food and education*
- Government stimulus package expands New Rural Cooperative Medical System
  - Emphasizing the application of TCM which account for 80% of OTC sales in China
  - Building 30,000 township hospitals and 700,000 village clinics with estimated annual 42% increase in supply purchase over the next 5 years
- Fragmented industry, dominated by local enterprises, creates opportunity for consolidation
  - Approximately 70% of the market supply is provided by small, local pharmaceutical companies**



*MOH Survey, 12/2/2004
**Economy Watch

Preventative Medicine

- Middle-class consumers are at risk of spending all their life savings on medical expenses
- Private health insurance is still rare in China
- Preventative medicine will remain important as universal coverage to be implemented in 2011 will only cover basic medical services

> ***"The best doctor treats the problem before the problem becomes the disease ."***
>
> ***(防患于未然)***
>
> ***Old Chinese medical proverb***

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Weikang's Target Market



- Consumers 60 years old and above
  - Approximately 170 million Chinese over 60 years old
  - Aging population regularly takes supplements to improve health condition
- Population with regular / chronic health problems
  - 70% of the population estimated to have some degree of health problems
  - Increasing health problems associated with modern urban life due to stress, obesity and etc.
- TianFang focuses on the production of OTC medicines that have national medical license number for a broad market



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High-Margin Portfolio

TianFang

- Product portfolio of Western medicine and TCM
- 7 products in the market, with two newly launched in Jan 2011
- Average gross margin 49%



WeiKang

- Product portfolio of TCM
- 12 products in the market
- Average gross margin 66%




WeiKang, 38%
Tianfang, 62%

% Sales by subsidiaries (9 months 2010)

TianFang Product Portfolio

Product	Main Function	2010 Revenue	Gross Margin
Ferrous Fumarate Granule	• Treats iron deficiency anemia	$11.68M	61%
Eucommia Ulmoides Oliv Granule	• Nourishes the liver and kidney • Strengthens muscles and bones	$13.28M	43%
Tinidazole Vaginal Effervescent Tablet	• Treats bacterial infections in the female reproductive system	$10.10M	61%
Bushen Qiangshen Tablet	• Nourishes the liver and kidney • Enriches yin, strengthens yang • Enhances health and brain function	$6.93M	69%
Ranitidine Hydrochloride Capsules	• Treats duodenal ulcers, gastric ulcer, reflux esophagitis, Zollinger-Ellison syndrome, and other symptoms with gastric acid overproduction	$2.05M	27%

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WeiKang Product Portfolio

Product	Main Function	2010 Revenue	Gross Margin
Rongrun Energy Keeping Capsules	• Reduces free radicals and oxidative stress • Intended to reduce the risk of cardiovascular disease	$3.58M	73%
Rongrun Vitamin Sugar Capsules	• Reduces the onset of cardiovascular disease and fatigue for diabetics • Promotes healthy aging	$3.99M	70%
Rongrun Intestine Cleansing Capsules	• Lowers blood lipid levels in order to reduce the likelihood of brain and heart vessel related diseases • Strengthens immune system	$3.61M	73%
Rongrun Artery Cleansing Capsules	• Reduces cholesterol level in arteries • Promotes healthier heart and brain functions	$3.63M	72%
Rongrun Royal Jelly Extract	• Immuno-regulatory • Anti-cancer properties	$3.76M	69%
Rongrun Youth Keeping Capsules	• Promotes the restoration of the natural balance of female hormones during menopause	$1.31M	72%
Rongrun Kidney Boost Tonic	• Strengthen and promotes a healthy kidney	$5.28M	70%

WeiKang Product Portfolio

Product	Main Function	2010 Revenue	Gross Margin
Sha Bai Shuanghuai	• Used to prevent and treat coronary heart disease, angina, hyperlipemia, hypertension and cerebral arteriosclerosis	$1.19M *Launched 4Q10*	65%
Gouqi Xi Pu	• Used to prevent and treat ailments associated with aging	$1.15M *Launched 4Q10*	65%
Rongrun Perilla Seed	• Used for preventing and treating cardiovascular disease as well as symptoms associated with menopause	$2.31M *Launched 3Q10*	65%
Rongrun Yangshen Dan	• Treats symptoms of prostatic hypertrophy • Improves circulation of aging cells • Enhances libido • Reduces fatigue	$2.12M *Launched 3Q10*	63%
Rongrun Forest Frog Oil Soft Capsule	• Strengthens immune system and energy • Boosts sperm production • Treats symptoms associated with cardiovascular and cerebrovascular diseases • Enhances libido	$2.01M *Launched 3Q10*	63%

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Strong Pipeline of SFDA Approved Therapeutics

Shouwu Long Life 首乌延寿片	▪ Nourishes liver and kidney, strengthen energy and blood ▪ Used for treating liver and kidney problems ▪ Launched in Jan 2011
Lysozyme Buccal 溶菌酶含片	▪ Use for acute or chronic pharyngolaryngitis, oral cavity ulcer and dys-expectoration ▪ Launched in Jan 2011
Ha Ge Jiao Lan 蛤葛胶蓝	▪ Used to treat symptoms associated with menopause as well as increases youthful vitality and balances hormones ▪ Expected to launch in March 2011
Sweetbeet Project **(4 therapeutics)** 甜菜项目	▪ Provides several health benefits including the prevention and treatment of cardiovascular disease ▪ Expected to launch at the of end of 2011

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Currnet R&D Projects

Dofetilide	▪ Used to treat atrial fibrillation (irregular heartbeats) ▪ Approved for clinical test
Chlorphenamine Maleate*/ Aminophenazone* / Caffeine/ Paracetamol* tablets	▪ Used in the prevention of allergic symptoms such as rhinitis and urticaria ▪ Has antidepressant and anti-anxiety properties ▪ Widely used for pain relief and to reduce fever
Licorice Flavonoid Project	▪ Develop therapeutic properties of glycyrrhize acid ▪ Treats a wide variety of conditions and afflictions including allergies, hepatitis, inflammation and swelling, including peptic ulcers hypertension, skin conditions, viral infections, tumor formation and cancer, weight loss
Paclitaxel**	▪ A mitotic inhibitor used in cancer chemotherapy ▪ Developed from Pacific Yew bark
Xinnaokang Capsule**	▪ Used to activate the circulation of the blood flow, especially in treating heart disease

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*Western generic drugs

**R&D in cooperation with Northeast Forestry University

Extensive Distribution Network

- Total sales network covers almost the whole country via two modes of distribution: exclusive distributors (individuals) and wholesale drug trading firms
  - WeiKang's products are sold in seven provinces and Beijing through six distributors
  - TianFang's products are sold nationwide through over 60 dedicated sales agents, based in 33 cities

- Integrating TianFang's distribution channels and logistics with WeiKang's to achieve synergy and economies of scale, in order to build a comprehensive national sales network by 2012



Sales and Distribution

- Distribution channels:
  - Clinical, through doctors and hospitals mostly prescription and OTC drugs
  - Retail pharmacies, mostly OTC drugs
  - Supermarkets, food and nutrition stores, mostly TCM based therapeutics
  - Third party sales outlets, such as rural medical centers
  - Conference sales and Internet orders
- WaiKang plans to expand its distribution to the south and southwest provinces
- Open bidding for new dealerships from potential distributors
- Cash payment upon purchase
  - no receivable risk



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Marketing Strategies

- Brand name advertising, enhance efforts in recruiting new dealerships nationwide
- Partnership with wholesalers
  - Regular promotions
  - Forums and seminars for pharmacists and doctors, during which products are promoted through academic lecturing
  - Incentive schemes
- Plans for future acquisitions that can expand sales channels



Production Facilities

- WeiKang has six production lines (for different forms of drugs)
- TianFang has three production lines
- State-of-the-art technology synthesizes raw materials
  - Extracts, isolates, and purifies active ingredients
  - Ensures quality and effectiveness of therapeutics
  - Helps reduce costs and enhance gross margins
- Scalable production lines with up to USD $107 million of potential annual production capacity

Production capabilities	
Soft Capsules	Oral liquid
Granules	Hard Capsules
Tablets	Powder



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R&D Capabilities

- Dr. Zhengbin Xu, M.D head of R&D
  - Over 40 years of clinical and research experience in TCM
  - Published 56 articles in international and domestic journals
  - Professional affiliations with
    - The China Medicine Research Institute
    - Heilongjiang Chinese Medicine Co., Ltd.
    - The Chinese Medical Association
- R&D team composed of 16 industry experts
  - Received four national awards
- R&D in collaboration with Northeastern Forestry University and Tianjin University
- Two drug testing facilities in Shuangcheng and Guizhou that are both GMP compliant



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Growth Strategy

- Organic
  - Committed to R&D of new products and improving existing product portfolio to secure and expand market share
  - Diversify vertically into growing herbal and other raw materials to secure supply and lower cost
  - Increase spending for advertising and continue building brand
- Acquisition
  - Target companies that broaden product portfolio and expand distribution network
  - For example, TianFang acquisition expanded distribution network nationwide



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Experienced Management Team

Yin Wang – CEO and Chairman, Founder
- Weikang CEO since 2005
- Physician of over 30 years with extensive clinical experience and bio-medical research experience
- Served as Director of Harbin Geriatric Hospital and Harbin Chinese Medical Hospital
- MBA from Beijing University
- Bachelor in Medical Science, Harbin Medical University

Baolin Sun – CFO
- CFO of WeiKang since July, 2010 and a China CPA
- 20 years of experience of Finance and Accounting
- Bachelor in Finance and Economics, Dongbei University

Zhengbin Xu – Chief Technology Officer
- CTO of Weikang since July 2007
- 40 years of clinical and research experience on Traditional Chinese Medicine and Nutrition
- Publish 56 research papers on international and domestic journals
- Graduate of Northwest University of China.
- Vice President of China Medical Association.

Bing Wei - Chief Marketing Director
- Joined in Weikang in 2005
- Bachelor's degree from Harbin Commerce University

Increasing Revenue



$77.76
356% CAGR
$47.48
$12.85
$0.82
2007
2008
2009
2010*

*Preliminary 2010 results announced January 18, 2011

US $ millions

Strong Gross Margin


$30
$25
$20
$15
$10
$5
$0
80%
70%
60%
50%
40%
30%
20%
10%
0%
$0.43
$8.27
$25.84
$18.73
$24.90
52.60%
64.30%
54.40%
54.24%
59.46%
2007
2008
2009
9 months 2009
9 months 2010
Gross profit
Gross margin

US $ millions

Increasing Net Income



$40
$30
$20
$10
$0
-$10
80%
60%
40%
20%
0%
-20%
-40%
-60%
56.60%
32.90%
27.30%
-54.70%
$31.23
$15.64
$7.30
-$0.45
2007
2008
2009
2010*
Net Income
Net margin

*Preliminary 2010 results announced January 18, 2011

US $ millions

Balance Sheet Highlights

USD in millions	Dec. 31, 2009	Sept. 30, 2010
Cash and Equivalents	$11.4	$29.9
Current Assets	11.7	31.5
Current Liabilities	2.3	4.2
Long-Term Debt	7.6	0.0
Shareholders' Equity	23.4	49.6

Investment Summary

- Attractive industry dynamics supports long-term growth
- Strong R&D capability ensures high margin pipelines
- Competitive advantage with solid portfolio of proprietary SFDA approved therapeutics
- Expanding multi-channel distribution network to increase market penetration
- Established quality brand name
- Fragmented industry creates opportunities for acquisitions



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Contact Information

Company:
Weikang Bio-Technology Group Co., Inc. No. 365 Chengde Street,
Daowai District Harbin Heilongjiang, China, 150020
Phone: (86) 451-8835-5530

Investor Relations:
RedChip Companies, Inc.
500 Winderley Place, Suite 100
Maitland, FL 32751
Jon Cunningham
Ph: 800-733-2447 xt. 107

Legal Counsel:
Sichenzia Ross Friedman Ference LLP
61 Broadway
32nd Floor
New York, NY 10006
212-981-6771 (direct line)

Auditor:
Ahmed Mohidin, Partner
Goldman Parks Kurland Mohidin, LLP
(A member of BDO Seidman Alliance)
16133 Ventura Blvd., Suite 880
Encino, CA 91436
Phone: (818) 784-9000

维康 科技